Note 5 - Software License	12 Months Ended
Dec. 31, 2016
Disclosure Text Block [Abstract]
Note 5 - Software License

NOTE 5—SOFTWARE LICENSE

Effective February 12, 2015, we entered into an exclusive licensing agreement with Loyl.Me LLC, an established provider of automated marketing and customer relationship management software. The licensing agreement allowed us the opportunity for perpetual and exclusive rights and ability to provide the cannabis community a convenient, cost-effective, and streamlined technology branded as “BumpUp Rewards.” The term of the agreement was perpetual; therefore, no amortization was recognized. At December 31, 2015, we performed an impairment test for the value of the license as required by ASC 350, Intangibles—Goodwill and Other, and determined there had been no impairment to the value of the software license as recorded on the balance sheet. The agreement required nine installment payments of $25,000 each to be paid with a combination of cash and stock and 8% of revenue from the use of the licensed technology. As of October 3, 2016, we had paid $255,000 in cash and stock towards the total cost of the license. On October 3, 2016, we entered into an agreement to terminate the license agreement as it was no longer a core part of our daily business operations. Because of the termination, the software license is fully impaired resulting in a loss of $255,000. In addition, a remaining payable was forgiven resulting in a gain on forgiveness of debt of $15,000.